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                                              Exhibit 99.6


                       TRANCHE A WARRANT

                WARRANT TO PURCHASE COMMON STOCK


The Warrant represented by this certificate and the shares of Common Stock issuable upon the exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act. This Warrant and such shares are also subject to the restrictions contained in a Registration
Rights Agreement dated as of May 19, 1995 and the restrictions contained in a Shareholders Agreement dated as of __________, 1995, copies of which are on file at the office of the Secretary of the Company.



  Certificate Number                            Certificate for

         1                                        19,444,444
                                                  ----------
                                                   Warrants

This certificate is transferable
in Denver, Colorado


                     FOREST OIL CORPORATION

      Incorporated under the laws of the State of New York


         THIS CERTIFIES THAT, for value received, THE ANSCHUTZ CORPORATION, a Kansas corporation, or registered assigns, is entitled to purchase from Forest Oil Corporation, a New York corporation (the "Company"), at any time after the date of this Warrant and prior to 5:00 P.M., Denver time, on the Expiration Date, at the purchase price of $2.10 per share (as such price may be adjusted pursuant to Section 7, the "Warrant Price") the number of shares of common stock, $.10 par value per share, together with the associated rights distributed to the holders of shares of Company common stock pursuant to the Rights Agreement dated as of October 14, 1993 between the Company and Mellon


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Securities  Trust Corporation, as Rights Agent, as  amended  (the
"Common Stock"), which is equal to the number of Warrants set forth above (as such number of shares may be adjusted pursuant to Section 7, the "Warrant Shares").

  Section 1.        Transferability of Warrants.

    1.1 The Warrant Register and Registration. The Secretary of the Company shall keep or cause to be kept at the office of the Company books for the registration and transfer (the "Warrant
Register") of this Warrant certificate and any other Warrant certificate issued hereunder (collectively including the initial Warrant, the "Warrants"). The Warrants shall be numbered and shall be registered in the Warrant Register as they are issued. The Company and the Secretary of the Company shall be entitled to treat a person as the owner in fact for all purposes of each Warrant registered in such person's name (each registered owner is herein referred to as a "Holder") and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

     1.2 Transfer. The Warrants shall be transferable only on the Warrant Register upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, which endorsement shall be guaranteed by a bank or trust company located in the United States of America or by a broker or dealer that is a member of a registered national securities exchange, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Secretary of the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Secretary of the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the persons entitled thereto. The Holder may transfer the Warrants and the Warrant Shares without registration under the


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Securities  Act of 1933 only if the Holder shall deliver  to  the
Company an opinion of counsel reasonably satisfactory to the Company that such registration is unnecessary.

     1.3 Form of Warrant. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents and attested to by the Secretary of the Company or an Assistant Secretary. The signature of any of such officers on the Warrants may be manual or facsimile.

  Section 2.Exchange of Warrant. Each Warrant may be exchanged at the option of the Holder thereof for another Warrant or Warrants entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant or Warrants surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant or Warrants shall make such request in writing delivered to the Secretary of the Company, and shall surrender, properly endorsed, which endorsement shall be guaranteed as provided in Section 1.2 hereof if the new Warrant or Warrants are to be issued other than in the name of the Holder, the Warrant or Warrants to be so exchanged at the office of the Secretary of the Company. Thereupon, a new Warrant or Warrants, as the case may be, as so requested, shall be delivered to the person entitled thereto .

  Section 3. Term of Warrants; Exercise of Warrants.

     3.1     Term of Warrants.

      (a)Each Holder shall have the right until 5:00 P.M., Denver time, on __________, 1996(1) (the "Initial Expiration Date" and, as
extended pursuant to Section 3.1(b), if applicable, the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to purchase on exercise of such Warrants at the Warrant Price. After the Expiration Date, any previously unexercised Warrants shall be void, have no value and be of no further effect.

      (b) The Initial Expiration Date shall be extended to __________, 199_(2) if, on the Initial Expiration Date, either
(1) pursuant to Section 3.3(a) of the Shareholders Agreement dated as of _______, 1995(3) between the Company and The Anschutz Corporation, the Holder may not exercise all Warrants then held by the Holder and other persons subject to such provisions, assuming for this purpose that there are no exceptions to the


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restriction stated in Section 3.3(a), and/or (2) during a  period of 12 consecutive months beginning on or after _________, 1995(3) and ending on or before the Initial Expiration Date, the Company shall have issued or sold any Equity Securities (as defined below) as consideration, in whole or part, for the acquisition directly or indirectly by the Company or any other person of any business or property (whether effected by the purchase thereof,
the   merger  or  consolidation  of  two  or  more  persons,  the organization by two or more persons of a partnership, joint venture or other joint investment vehicle or by any other means) in one or more transactions in which the value of all Equity Securities transferred as consideration for such businesses and properties was in excess of $60,000,000 in the aggregate, provided that, with respect to the condition stated in this clause (2), the Holder shall have agreed in writing for the
benefit   of  the  Company  that,  during  the  period  of   nine
consecutive months beginning on the date on which the condition stated in this clause (2) shall have been satisfied, the Holder shall not transfer to any person the beneficial ownership of any shares of Common Stock except in one or more transactions referred to in one or more of clauses (d), (e), (f), (g) (h), (i) and (j) of Section 3.2 of the Shareholders Agreement. For the purposes of this Section 3.1(b), the term "Equity Securities" means any shares of the capital stock of the Company or any other securities convertible into or exchangeable or exercisable for any shares of its capital stock, any rights to subscribe for or to purchase, any options for the purchase of, or any calls, commitments or claims of any character relating to, any shares of
its   capital  stock  or  any  securities  convertible  into   or
exchangeable or exercisable for any of the foregoing. If shares of Common Stock were included in any such consideration in respect of any such acquisition, the Company shall promptly determine the value of such shares as of the respective dates of issuance or sale in a manner consistent with the valuation procedure specified in Section 7.1(e) and shall disclose such information to the Holder in writing. The Board of Directors of the Company shall promptly determine in good faith the value of any other such consideration, other than cash (the "Noncash Consideration"), and shall also disclose such information to the Holder in writing. If the Holder shall by written notice to the Company dispute the value of any Noncash Consideration so determined by the Board of Directors of the Company, the value of such Noncash Consideration shall be determined by an appraisal of the Noncash Consideration. The appraisal shall be undertaken by two qualified appraisers with experience in the oil and gas business, of whom one shall be selected by the Company and the
other  shall be selected by the Holder, each within   seven  days
after delivery of such written notice to the Company by the Holder. If either the Company or the Holder fails to appoint an appraiser within seven days, then the Holder or the Company, as the case may be, shall be entitled to appoint the second appraiser. The value of such Noncash Consideration shall be the value determined by those appraisers, who shall consider such information as may be provided to them by the Company and the Holder and such other information as they may deem relevant to the valuation of the interests. If the two appraisers cannot agree on such value within 14 days after the appointment of the second appraiser, then within seven days they shall select a third qualified appraiser with experience in the oil and gas business. The third appraiser shall consider such information as may be provided to its by the Company, the Holder and the other two appraisers and such other information as it may deem relevant to the valuation of such Noncash Consideration and within 14 days after its appointment independently calculate the value of such Noncash Consideration. The value of such Noncash Consideration shall be the average of the two values determined by the
appraisers  which  are  closest to each  other  in  amount.   The
Company and the Holder shall make available to the appraisers all
of   the  books  and  records  of  the  Company  and  such  other information as the appraisers shall reasonably request in order to ascertain the value of such Noncash Consideration. The fees and disbursements of the appraisers shall be paid by the Company.

     3.2 Exercise of Warrants. A Warrant may be exercised upon surrender to the Company in care of the Secretary of the Company, of the Warrant to be exercised, together with the duly completed and signed form of Election to Purchase attached hereto, and upon payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Warrant Price shall be made by wire transfer of immediately available funds in accordance with written wire transfer instructions to be provided by the
Company. Subject to Section 8, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 8, in respect of any fractional Warrant Share otherwise issuable upon such surrender. Such certificates or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price;
provided, however, that if, at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Warrant Shares in respect of which such Warrant is then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration
Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further that the transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part. If a Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant evidencing the remaining Warrant Shares will be issued, and the Company shall deliver the new Warrant pursuant to the provisions of this Section.

  Section 4.  Payment of Taxes, Legend.

     4.1 Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the registered Holder of such Warrant in respect of which such Warrant Shares are initially issued, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     4. 2   Legends.

      (a) Each certificate for Warrant Shares and any certificate issued in exchange therefor or on conversion or upon transfer, except certificates issued in connection with a sale registered under the Securities Act of 1933, as amended, and except as provided below, shall bear the legends to the following effect:

     1. "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act."

     2. "The shares represented by this certificate are subject to restrictions set forth in the Registration Rights Agreement dated as of May 19, 1995, a copy of which is on file in the office of the Secretary of the Company."

     3.    "The  shares  represented   by  this  certificate  are
subject to the restrictions contained in a Shareholders Agreement dated as of _________, 1995, a copy of which is on file in the office of the Secretary of the Company."

     4. "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Forest Oil Corporation and Mellon Securities Trust Company, dated as of October 14, 1993 as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Forest Oil Corporation. Under certain circumstances,as set forth in the Rights Agreement, those Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Forest Oil Corporation will mail to the holder of this certificate a copy ofthe Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person (as defined in the Rights Agreement) shall, under certain circumstances, become null and void."

      (b) The legend stated in Section 4.2(a)(1) shall be removed by delivery of one or more substitute certificates without such legend if the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act of 1933, as amended.

      (c) The legend stated in Section 4.2(a)(2) shall be removed at such time as the Warrant Shares are no longer subject to the Registration Rights Agreement referenced therein.

      (d) The legend stated in Section 4.2(a)(3) shall be removed in accordance with the terms of the Shareholders Agreement.

  Section 5.Mutilated or Missing Warrants.If any Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to it. An applicant for such a substitute Warrant shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

  Section 6. Reservation of Warrant Shares; Purchase of Warrants.

     6.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, free from preemptive rights, out of its authorized Common Stock, the number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of each Warrant on file with every transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. Each transfer agent for the Common Stock is hereby irrevocably authorized to cause to be issued from time to time the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms hereof. The Company will supply such transfer agent with duly executed stock certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 8 hereof. All Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Company and retired. Promptly after the Expiration Date, the Secretary of the Company shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants.

         The Company covenants that all shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all taxes, liens, charges and security interests created by the Company with respect to the issuance thereof.

     6.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

     6.3 Cancellation of Warrants. If the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be cancelled by the Company and retired. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

  Section 7. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter described.

     7.1 Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant
Price payable in connection therewith shall be subject to adjustment from time to time as follows:

      (a) If the Company shall at any time pay a dividend on its Common Stock (including, if applicable, shares of such stock held by the Company in treasury) in shares of its Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior thereto shall be adjusted so that this Warrant shall thereafter be exercisable for the number of Warrant Shares equal to the number of shares of Common Stock which the Holder would have held after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event. An adjustment made pursuant to this paragraph (a) shall become effective retroactively to the record date in the case of a dividend and shall become effective on the effective date in the case of a subdivision or combination.

      (b) If the Company shall issue rights or warrants to all holders of shares of Common Stock for the purpose of entitling them (for a period not exceeding forty-five (45) days from the date of issuance) to subscribe for or purchase shares of Common Stock at a price per share (taking into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the average market price per share (determined as provided below) of the Common Stock on the declaration date for such issuance, then in each such case, the number of Warrant Shares thereafter issuable upon exercise of this Warrant after such record date shall be determined by multiplying the number of Warrant Shares issuable upon exercise of this Warrant on the date immediately preceding such declaration date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such declaration date and the number of additional shares of Common Stock so offered for subscription or purchase in connection with such rights or warrants, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such declaration date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such average market price; provided, however, if all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the exercise of such rights or warrants the number of Warrant Shares issuable upon exercise of this Warrant shall thereafter be readjusted to the number of Warrant Shares which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever any such rights or warrants are issued, and shall become effective on the date of issuance retroactive to the record date for determination of shareholders entitled to receive such rights or warrants. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

      (c) If the Company shall distribute to all the holders of Common Stock (i) any rights or warrants to subscribe for or purchase any security of the Company (other than those referred to in paragraph (b) above) or any evidence of indebtedness or other  securities  of the Company (other than Common  Stock),  or
(ii) assets (other than cash) having a fair market value (as determined in a resolution adopted by the Board of Directors of the Company, which shall be conclusive evidence of such fair market value) in an amount during any 12-month period equal to more than 10% of the market capitalization (as defined below) of the Company, then in each such case the number of Warrant Shares issuable upon exercise of this Warrant shall be, after the record date for determination of the shareholders entitled to receive such distribution, determined by multiplying the number of Warrant Shares issuable upon exercise of this Warrant on the day immediately preceding the date of declaration or authorization by the Board of Directors of the Company of such distribution by a fraction, the numerator of which shall be the average market price per share (determined as provided in paragraph (e) below) of the Common Stock on such declaration date, and the denominator of which shall be such average market price per share less the then fair market value (as determined by the Board of Directors of the Company as provided above) of the portion of the assets, rights, warrants, evidences of indebtedness or other securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective retroactively immediately after the declaration date. The term "market capitalization" shall mean an amount determined by multiplying the number of shares of Common Stock outstanding on such declaration date by the average market price per share (determined as provided in paragraph (e) below) of the Common Stock on such declaration date.

      (d) In case of any capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or of any exchange or conversion of the Common Stock for or into securities of another corporation, or in case of the consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or in case of any sale or conveyance of all or substantially all of the assets of the Company, the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires such assets, as the case may be, shall make provision such that this Warrant shall thereafter be exercisable for the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the effective date of such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, assuming (i) such holder of Common Stock of the Company is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made as the case may be ("constituent entity"), or an affiliate of a constituent entity, and (ii) such person failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance and, in any case appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the Holder, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of Warrant Shares issuable upon exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relating to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant.

      (e)For the purpose of any computation under this Section 7, the average market price per share of Common Stock on any date shall be the average of the daily closing prices for the fifteen
(15) consecutive trading days commencing twenty (20) trading days before the date of declaration or authorization by the Board of Directors of the Company of such issuance or distribution. The closing price for each day shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for such purpose or if no such prices are available, the fair market value of the Common Stock as determined by good faith action of the Board of Directors of the Company.

      (f) All calculations under this Section 7 shall be made to the nearest one-thousandth of a share of Common Stock.

      (g) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

      (h) In case of any consolidation or merger of the Company with or into another entity (whether or not the Company is the surviving entity) or in case of any sale, transfer or lease of all or substantially all of the assets of the Company, the
Company or such successor or purchasing entity, as the case may be, shall execute with the Holder an agreement that the Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of shares and other securities, cash and property that the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer, lease or conveyance had this Warrant been exercised in full immediately prior to such action, and if the successor or purchasing entity is not a corporation, such person shall provide appropriate tax indemnification with respect to such shares or other securities and property so that upon exercise of this Warrant, the Holder would have the same benefits it otherwise would have had if such successor or purchasing person were a corporation. Such agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Sections 7(a) through 7(h), inclusive. The provisions of this
Section 7(h) shall similarly apply to successive consolidations, mergers, sales or conveyances.

      (i) For the purpose of this Section 7, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) through (d) above, the Holder shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (h), inclusive, above, and the provisions of Subsections 7.2, 7.3, 7.4 and 7.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

      (j) Upon the expiration of any rights, options, warrants or exercise or exchange privileges the issuance of which shall have resulted in an adjustment of the Warrant Price, if any thereof shall not have been exercised, the Warrant Price shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if
(1) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, exchange privileges or exercise rights and (2) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights, options, warrants or exercise rights whether or not exercised; provided that no such readjustment shall have the effect of increasing the Warrant Price or decreasing the number of Warrant Shares purchasable upon the exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or exercise rights.

     7.2 Time of Adjustments. Each adjustment required by Section
7 shall be effective as and when the event requiring such adjustment occurs.

     7.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, each Holder certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment.

     7.4 No Adjustment for Dividends. Except as provided in subsection 7.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

     7.5 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the initial Warrant.

  Section 8. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares that shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, after giving effect to the provisions of this Section 8, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall, in lieu of issuance of such fraction of a Warrant Share, calculate and pay an amount in cash equal to the closing price per Warrant Share on the trading day immediately preceding the date of exercise of the Warrant multiplied by such fraction. The closing price shall be the last reported sales price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for such purpose or if no such prices are available, the fair market value of the Common Stock as determined by good faith action of the Board of Directors of the Company.

  Section 9. No Rights as Shareholder;Notices to Holders. Nothing contained in this Warrant or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

      (a) the Company shall declare any dividend (or any other distribution) on Common Stock, other than a cash dividend or shall declare or authorize repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

      (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or any other rights or warrants; or

      (c) The Company shall propose any capital reorganization, recapitalization, subdivision or reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock or Stock, or a change in par value, or from par value to no par value or from no par value to par value), or any consolidation or merger to which the Company is a party for which approval of any shareholders of the Company shall be required, or the sale, transfer or lease of all or substantially all of the assets of the Company; or

      (d) the voluntary or involuntary dissolution,liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed;

then in any one or more of said events, the Company shall give notice in writing of such event to the Holders at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of shareholders entitled to vote on such proposed consolidation, merger, sale, transfer or lease of assets, dissolution, liquidation or winding up.

  Section 10.   Notices.          All notices, requests and other
communications with respect to the Warrants shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the Holder at the address in the Warrant Register and the Company at its offices in Denver, Colorado, or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

  Section 11.       No Waivers; Remedies; Specific Performance.

      (a)Prior to the Expiration Date, no failure or delay by any party in exercising any right, power or privilege with respect to the Warrants shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Warrants shall be cumulative and not exclusive of any rights or remedies provided by law.

      (b)In view of the uniqueness of the Warrants,a Holder would not have an adequate remedy at law for money damages in the event that any of the obligations arising under the Warrants is not performed in accordance with its terms, and the Company therefore agrees that the Holders shall be entitled to specific enforcement of the terms of the Warrants in addition to any other remedy to which they may be entitled, at law or in equity.

  Section 12. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of a Warrant, and no consent to any departure from any provision of the Warrant, shall be effective unless it shall be in writing and signed and delivered by the Company and the Holder, and then it shall be effective only in the specific instance and for the specific purpose for which it is given. The rights of the Holder and the terms and provisions of this Warrant including, without limitation, the performance of the obligations of the Company hereunder, shall not be affected in any manner whatsoever by the terms and provisions of any other agreement, whether entered into prior to or after the date of this Warrant.

  Section 13.Governing Law. The Warrants shall be governed by and construed in accordance with the internal laws of the State of New York. All rights and obligations of the Company shall be in addition to and not in limitation of those provided by applicable law.

  Section 14. Severability of Provisions. Any provision of the Warrants that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of the Warrants or affecting the validity or enforceability of the provision in any other jurisdiction.

  Section 15.Headings and References.Headings in the Warrants are included for the convenience of reference only and do not constitute a part of the Warrants for any other purpose. References to parties and sections in the Warrant are references to the parties or the sections of the Warrant, as the case may be, unless the context shall require otherwise.

  Section 16.Exclusive Jurisdiction. Each of the Company and the Holder, by acceptance hereof, (1) agrees that any legal action with respect to the Warrant shall be brought exclusively in the courts of the State of New York or of the United States of America for the Southern District of New York, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any legal action in those jurisdictions; provided, however, that each of the Company and the Holder may assert in a legal action in any other jurisdiction or venue each mandatory defense, third-party claim or similar claim that, if not so asserted in such action, may not be asserted in an original legal action in the courts referred to in clause (1) above.

  Section 17. Waiver of Jury Trial. Each of the Company and the Holder waives, by acceptance hereof, any right to a trial by jury in any legal action to enforce or defend any right under the Warrants or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with the Warrants and agrees that any legal action shall be tried before a court and not before a jury.

  Section 18. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

                -----------------------------------



         THIS WARRANT is executed by the Company on the date set forth below in New York, New York.



Dated:  __________, 1995           FOREST OIL CORPORATION


Attest:                            By:
        -----------------              -----------------------
        Name:                           Robert S. Boswell
        Title:                          President







FOOTNOTES:


(1)  The date that is 18 months after the Second Closing Date.

(2)  The date that is 36 months after the Second Closing Date.

(3)  The date that is the Second Closing Date.




                                S-1

----------------------------------------------------------------

                     FOREST OIL CORPORATION

                      Election to Purchase

                          Mail Address

-------------------             --------------------

-------------------             --------------------
-------------------             --------------------



        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for and to purchase thereunder, shares of the stock provided for herein, and requests that certificates for such shares be issued in the name of


        ----------------------------------------------------

        ----------------------------------------------------
        (Please Print Name, Address and Social Security No.)

        ----------------------------------------------------

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be registered in the name of the undersigned holder of this Warrant or his Assignee as below indicated and delivered to the address stated below.

Date:_________________ , 19___.

Name of holder of this Warrant or Assignee:
                  (Please Print)           ----------------


Address:
         ----------------------------------
         ----------------------------------


Signature:
           --------------------------------

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular without alteration or enlargement or any change whatever unless this Warrant has been assigned.

Signature Guaranteed:
                      -----------------------------------


----------------------------------------------------------------

                           ASSIGNMENT

         (To be signed only upon assignment of Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 [               ]
 ----------------  -----------------------------

 -----------------------------------------------


Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

DATED: ____________ , 19___.

Signature of Registered Holder:
                                ----------------------------
Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular without alteration or enlargement or any change whatever unless this Warrant has been assigned.

Signature Guaranteed:
                       -------------------------------